FOR GROWTH OF CAPITAL

DELCAP FUND

           [Photo of illustration from Growth of Capital Brochure]

SERVICE AND GUIDANCE
PROFESSIONAL MANAGEMENT
GOALS

1998
SEMI-ANNUAL REPORT


DELAWARE
INVESTMENTS
---------------------
PHILADELPHIA * LONDON

                                                                April 20, 1998

for growth
of capital
    2


DEAR SHAREHOLDER:

DELCAP FUND PROVIDED A POSITIVE total return of +7.80% for the six months ended March 31, 1998 (for A Class shares with distributions reinvested at net asset value).

        Your Fund benefited from the strong performance of growth stocks during the first half of fiscal 1998. DelCap's portfolio also contained positions in companies involved in mergers, and some of these stocks performed well.

        In two respects, however, the six months ended March 31 were disappointing. DelCap's short-term returns were lower than the average of its peers and less than the return of the Fund's unmanaged benchmark - the Russell MidCap Growth Index.

        DelCap's relative performance suffered from an underweighting in two sectors - airlines and housing. These economically sensitive sectors provided high returns this past winter amid falling oil prices and sharply declining interest rates. Neither situation is likely to endure, in our opinion. We believe other industry groups such as retailing and consumer services offer greater long-term growth prospects, and we focused our stock selection efforts in these areas.

        When DelCap's fiscal year began last September, we believed stocks of medium size, domestic-oriented companies had the potential to outperform stocks of large multinational businesses. This trend did not materialize because the earnings of larger companies remained firm in most sectors except technology.

DELCAP FUND HELD POSITIONS IN COMPANIES INVOLVED IN MERGERS DURING THE FIRST HALF OF FISCAL 1998, AND SOME OF THESE STOCKS PERFORMED WELL.

CUMULATIVE TOTAL RETURN
-------------------------------------------------------------------------------
                                            SIX MONTHS ENDED     10 YEARS ENDED
                                              MARCH 31, 1998     MARCH 31, 1998
-------------------------------------------------------------------------------
DelCap Fund A Class                              +7.80%             +14.67%
-------------------------------------------------------------------------------
Russell MidCap Growth Index                      +9.06%             +12.95%
Lipper MidCap Fund Average (295 funds)           +8.41%             +16.59%
-------------------------------------------------------------------------------

All performance quoted above is based on net asset value without effect of sales charges. Performance information for all classes of DelCap Fund can be found on page 8. Past performance does not guarantee future results. The Russell MidCap Growth Index is an unmanaged benchmark of medium-size company stocks that exhibit growth characteristics as determined by Frank Russell Co.

                                                                    for growth
                                                                    of capital
                                                                         3


     Since autumn, your Fund's portfolio management team has, under the leadership of Gerald S. Frey:

* Added more retail, consumer and financial stocks and paired back the Fund's health care weighting.

* Reduced cash from 6% of net assets in September to 2% as of mid-year.

* Hired a new technology analyst, Jeffrey Hynoski, to provide the team with additional expertise in this important sector. He had previously managed technology investments at Bessemer Trust Co.

        In measuring the effectiveness of DelCap Fund's strategy, we believe investors should focus on long-term performance. In the chart on page 2, you can see that the Fund outpaced its benchmark for the 10-year period ended March 31, 1998. We believe the refinements we implemented a year ago when we expanded DelCap's management team can help the Fund improve its competitive position in the months ahead.

        On the pages that follow, Mr. Frey reviews the Fund's performance since September. For the balance of the year, we are encouraged by consolidation trends in several industries.

        Throughout its history, DelCap has employed a fundamental approach to investing - emphasizing long-term earnings growth and careful company-by-company analysis. This remains our strategy, one which we believe can provide rewarding results for patient investors.

Sincerely,

/s/ Wayne A. Stork
------------------
WAYNE A. STORK
Chairman



/s/ Jeffrey J. Nick
-------------------------------------
JEFFREY J. NICK
President and Chief Executive Officer

PORTFOLIO HIGHLIGHTS
-------------------------------------------------------------------------------
                                       SEPTEMBER 30, 1997     MARCH 31, 1998
-------------------------------------------------------------------------------
MEDIAN MARKET CAPITALIZATION              $1.8 billion         $1.6 billion
NUMBER OF STOCKS                               82                   78
CASH POSITION*                                 6.4%                 2.3%
AVERAGE STOCK
    PRICE-TO-EARNINGS RATIO**                  21.0x                35.5x
BETA***                                        1.01                 0.97
ANNUALIZED PORTFOLIO TURNOVER                  105%                 102%

  * percent of net assets.
 ** based on a consensus of analysts' earnings estimates.
*** A measure of volatility relative to the S&P 500 Index for the past three years ended March 31, 1998. A number less than 1.0 means a security has fluctuated in price less than the Index. A number greater than 1.0 means the security has fluctuated in price more than the Index.

for growth
of capital
    4


PERFORMANCE REVIEW

The U.S. stock market's performance during the first calendar quarter of 1998 was extraordinary. Even after three consecutive years of returns in excess of 20%, many large company stocks rose by double digit amounts.

        This marked a turnaround from the fourth quarter of 1997, when stock prices suffered because investors feared that economic turmoil along the Pacific Rim would reduce U.S. corporate profits.

        Not all stocks of medium size companies have done well since September. Health care, energy and technology shares endured a tough period of volatility as many companies warned of earnings disappointments in the wake of increased competition and/or weakening product demand.

        Falling interest rates, consumer optimism and record levels of investor demand for equity mutual funds helped support U.S. stock prices. The yield on 30-year U.S. Treasuries dropped to a record low of 5.73% this past winter. By late March the Dow Jones Industrial Average had risen to nearly 9000 points even though many securities analysts believe corporate earnings growth will weaken in calendar 1998.

        We believe DelCap Fund's fundamental bottom-up approach to stock selection can shine in this environment. In our view, the single biggest market risk today is a shortfall in earnings. By focusing on companies with solid earnings track records, we believe we can participate in the growth potential of some of America's best companies while maintaining an attractive risk profile relative to more aggressive stock portfolios.

STRATEGIC POSITIONING

A Consumer Shift
Headboards Rather Than Keyboards
Thanks to the strong stock market and job market of the mid-1990s, many consumers have the means and the confidence to shop, and show a willingness to enjoy the fruits of their labors. During the first half of 1998, consumer spending patterns shifted from home computers to bedrooms and bathrooms.

FALLING INTEREST RATES, CONSUMER OPTIMISM AND RECORD LEVELS OF INVESTOR DEMAND FOR EQUITY MUTUAL FUNDS HELPED SUPPORT U.S. STOCK PRICES.

RESULTS BY SECTOR
DELCAP FUND VS. RUSSELL MIDCAP GROWTH INDEX
------------------------------------------------------------------------------
SEPTEMBER 30, 1997 TO MARCH 31, 1998

                                                               RUSSELL MIDCAP
INDUSTRY GROUP                    DELCAP FUND                    GROWTH INDEX
------------------------------------------------------------------------------
Financials                          +20.7%                         +12.6%
Consumer Services                   +20.7%                         +20.9%
Consumer Goods*                     +11.4%                         +24.6%
Technology                          +10.6%                          -5.0%
Business Services                    +4.2%                         +20.3%
Energy                               +2.0%                          -9.8%
Health Care                          -2.2%                          +6.7%

For complete Fund performance, see page 8. Performance is based on prices of stock holdings and index components and does not include expenses. The seven sectors shown here represent 97% of DelCap Fund's equity holdings and 82% of the unmanaged Russell MidCap Growth Index as of March 31, 1998. Past performance is not a guarantee of future results.

*Non-durable products such as processed food and clothing.

                                                                    for growth
                                                                    of capital
                                                                         5


    BED BATH & BEYOND illustrated this trend with its exceptional performance since autumn. As of March 31, the Union, N.J.-based home furnishings chain's stock was one of your Fund's five largest holdings, representing 3.0% of net assets. In early April, Bed, Bath & Beyond reported higher-than-expected earnings amid strong linen sales.

        In late March, we liquidated our position in CompUSA, the personal computer retailer. This had been one of our more successful retail stock selections in fiscal 1997 and DelCap's largest holding at the start of fiscal 1998. We sold our position as computer demand slackened. More consumers are buying computers priced at less than $1,000, and this has put pressure on CompUSA's profit margins.

Beef Rather Than Vitamin B
Since autumn, we have doubled our position in OUTBACK STEAKHOUSE and sold about two-thirds of our position in GENERAL NUTRITION CENTERS (GNC), a retailer appealing to consumers who desire a healthy lifestyle.

        American consumers are gradually becoming more health-conscious as our nation's population ages. However, people have historically eaten more red meat when times are good, and put aside diet concerns. Outback's earnings outlook appears favorable, and we like the restaurant chain's geographic diversification and strong management.

        Athletic shoes are another health-oriented consumer product out-of-favor with investors these days. We sold our position in REEBOK INTERNATIONAL at a loss last fall. A worldwide sneaker glut has developed as demand has sagged and too many factories have been built in Asia. In our opinion, the industry's earnings do not appear poised for a rebound any time soon.


YOUR FUND'S SECTOR WEIGHTINGS
-----------------------------
MARCH 31, 1998

Insert Chart Here

Technology & Electronics              24.1%
Cash                                   3.8%
Energy/Utilities                       5.0%
Transportation                         2.7%
Retailing/Food/Apparel                12.4%
Media                                  4.3%
Health Care                            8.3%
Leisure/Lodging                         8.%
Credit Sensitive                      15.0%
Environmental Services                 2.0%
Telecommunications                     6.4%
Other Consumer Products & Services     8.0%
for growth
of capital
    6

A WORD ABOUT MERGERS

Merger activity affected several of DelCap's large holdings during the winter and early spring of 1998. In some cases, your Fund benefited from business combinations.

These included:
* USA WASTE SERVICES' decision to acquire Waste Management, which will create the world's largest environmental services company.
* Household International's agreement to buy BENEFICIAL CORP., a consumer finance company whose shares we purchased last fall.

        We believe it is worth noting that even though your Fund owned shares in some companies that have grown large, DelCap's overall median market capitalization as of March 31 was lower than it was September 30. This shows we remain focused on medium size businesses. Our view is that we should "stick with winners" so the Fund can maximize capital appreciation potential over the long term.

        Not every deal works out, and during the first half of fiscal 1998, DelCap's returns were negatively affected by a failed merger between - MEDPARTNERS and PHYCOR, two physician practice management firms. We jettisoned our position in Medpartners, but kept Phycor, which we believe has superior earnings potential.

        Historically, your Fund's management viewed health care as an important growth sector. In fact, at the start of fiscal 1998, your Fund was overweighted in health care stocks relative to the Russell MidCap Growth Index. We grew much less optimistic about health care this past winter as industry competition intensified and the regulatory environment remained confrontational. We reduced our allocation to this sector from 13.4% in September to 8.3% in March, one of the lowest weightings the Fund has ever had.

Technology
Radio Signals Success
Your Fund's position in telecommunications and media stocks as of March 31 was nearly double what is was back in September. Strong earnings prospects helped boost share prices for holdings such as CLEAR CHANNEL COMMUNICATIONS. Clear Channel is a Texas-based radio and television station operator that's also America's second largest outdoor advertising company. Booming advertising revenues have lifted the company's earnings. In addition, Clear Channel also has equity interests in what we believe are attractive radio networks in Australia, New Zealand and the U.K.

        We have modestly increased our weighting in technology stocks since the start of fiscal 1998. We've also retained our position in one of our more successful holdings, COMPUWARE, a software systems maker whose products help information technology professionals develop applications to help run businesses. (2.7% of net assets)

        In our opinion, despite substantial spending by businesses on technology in recent years, many companies are likely to devote even more money to upgrade their computer systems as the year 2000 approaches.


DELCAP'S OVERALL MEDIAN MARKET CAPITALIZATION AS OF MARCH 31 WAS LOWER THAN IT WAS SEPTEMBER 30. THIS SHOWS WE REMAIN FOCUSED ON MEDIUM SIZE BUSINESSES.

                                                                    for growth
                                                                    of capital
                                                                         7


OUTLOOK

For the balance of 1998, we believe the single most important factor affecting DelCap's results will be our disciplined team working together toward a common goal. In the coming months, we expect to:

* Emphasize consumer and non-semiconductor technology stocks, while increasing our position in financial stocks as opportunities arise;

*   Focus on companies that we believe will meet or exceed expected earnings;

* Maintain a portfolio of medium-size company stocks that have a projected average overall earnings growth of 20%. This compares to an expected 4% to 8% earnings growth for large company stocks for 1998.

        We believe expert knowledge of a particular industry's earnings prospects and competitive environment can help us distinguish between companies likely to do well over the long term and those that are simply riding the current wave of U.S. prosperity.

        With the nation's unemployment rate at lows not seen since the 1960s, some industries are facing labor shortages that are reducing productivity. Others, though profitable, are losing market share, have inadequate management or weak financial resources. Sometimes, negative events occur that can test the fortitude of a portfolio manager. For example, in mid April, your Fund's short-term performance was affected by an unexpected and rapid drop in the price of the Fund's largest holding - CENDANT CORP. Investors were spooked by reports of accounting irregularities at Cendant that required a restatement of earnings. We are carefully evaluating the company's long-term potential. In the end, we believe intensive, bottom-up analysis can help us pick companies that can grow at sustained rates, even in the face of unexpected challenges.

        Historically, more than two-thirds of your Fund's net assets have been invested in four broad sectors - technology, business services, consumer goods and services. Selected financial stocks may also present attractive opportunities as the sector continues to consolidate. Over the long haul, we believe these industry groups are likely to remain the most promising growth areas as your Fund prepares for a new millennium.


GERALD S. FREY
Vice President/
Senior Portfolio Manager

April 20, 1998

TOP 10 HOLDINGS
-------------------------------------------------------------------------------------------
MARCH 31, 1998
COMPANY                            INDUSTRY                           PERCENT OF NET ASSETS
-------------------------------------------------------------------------------------------
Cendant Corp.                      Membership services, insurance              5.1%
Health Management Associates       Acute care hospitals                        3.4%
Outback Steakhouse                 Restaurants                                 3.2%
Bed, Bath & Beyond                 Home furnishings retailer                   3.0%
Compuware Corp.                    Computer software systems                   2.7%
BMC Software                       Business management software                2.3%
Staples Inc.                       Office supplies retailer                    3.0%
Platinum Technology                Software development                        2.1%
Snyder Communications              Corporate marketing                         2.0%
Clear Channel Communications       Radio, TV station operator                  2.0%
-------------------------------------------------------------------------------------------
Total                                                                         28.8%

for growth
of capital
    8


Plot Points:

        DelCap Fund A Class     Russell Midcap Growth Index
Mar-88      $ 9,528                      $10,000
Mar-89      $10,807                      $11,013
Mar-90      $13,620                      $11,992
Mar-91      $15,918                      $13,283
Mar-92      $17,920                      $15,804
Mar-93      $18,293                      $16,281
Mar-94      $20,788                      $18,028
Mar-95      $21,744                      $19,341
Mar-96      $27,947                      $25,408
Mar-97      $27,328                      $23,930
Mar-98      $37,441                      $33,782

Chart assumes $10,000 invested on March 31, 1988 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other classes of DelCap Fund will vary due to differing charges and expenses. Past performance does not guarantee future results.


DELCAP FUND PERFORMANCE
----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 1988

                                        LIFETIME          TEN YEARS           FIVE YEARS          ONE YEAR
----------------------------------------------------------------------------------------------------------
Class A (Est. 3/27/86)
    Excluding Sales Charge              +21.38%             +14.67%            +15.41%             +37.06%
    Including Sales Charge              +20.89%             +14.12%            +14.29%             +30.56%
----------------------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
    Excluding Sales Charge              +17.48%                -                  -                +36.12%
    Including Sales Charge              +16.92%                -                  -                +32.12%
----------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
    Excluding Sales Charge              +17.02%                -                  -                +36.15%
    Including Sales Charge              +17.02%                -                  -                +35.15%


ALL PERFORMANCE INCLUDES REINVESTMENT OF DISTRIBUTIONS AND APPLICABLE SALES CHARGES AS DESCRIBED BELOW. RETURN AND SHARE VALUE WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR CLASS B AND C SHARES EXCLUDING SALES CHARGE ASSUMES EITHER CONTINGENT SALES CHARGES DID NOT APPLY OR THE INVESTMENT WAS NOT REDEEMED.

CLASS A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee. CLASS B shares do not carry a front-end sales charge, but are subject to a deferred sales charge if redeemed before the end of the sixth year and are subject to a 1% annual distribution and service fee.
CLASS C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average annual total returns for the lifetime, ten-year, five-year and one-year periods and six-month cumulative return for the period ended March 31, 1998 for DelCap Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +21.55%, +14.86%, +15.76%, +37.49% and +8.01%.
The Institutional Class was initially made available November 9, 1992; performance prior to that date was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge.

                                                       for growth of capital 9

FINANCIAL STATEMENTS
DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELCAP FUND
STATEMENT OF NET ASSETS
MARCH 31, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------
                                                           NUMBER                     MARKET
                                                         OF SHARES                    VALUE
                                              -----------------------------------------------
COMMON STOCK - 96.21%
Automobiles & Auto Parts - 0.10%
*Delco Remy International ...........                      59,900                $    909,731
                                                                                 ------------
                                                                                      909,731
                                                                                 ------------
BANKING, FINANCE & INSURANCE - 12.92%
AMBAC ...............................                     283,700                  16,578,719
*Bank United ........................                     140,900                   7,018,582
Beneficial ..........................                     125,600                  15,613,650
Blanch(E.W.) Holdings ...............                     400,600                  15,373,025
*CIT Group ..........................                     181,700                   5,927,965
FINOVA Group ........................                     119,900                   7,059,113
First American ......................                      90,300                   4,413,413
*PartnerRe Limited ..................                     132,400                   6,504,150
PMI Group ...........................                     134,600                  10,868,950
Peoples Heritage Financial Group ....                     161,700                   7,781,813
*Security Capital Group Class B .....                     311,600                   9,581,700
*Wells Fargo ........................                      26,300                   8,711,875
                                                                                 ------------
                                                                                  115,432,955
                                                                                 ------------
BUILDINGS AND MATERIALS - 1.56%
*Fastenal ...........................                     176,700                   7,703,016
*J. Ray McDermott, S.A ..............                     148,000                   6,234,500
                                                                                 ------------
                                                                                   13,937,516
                                                                                 ------------
CABLE, MEDIA, & PUBLISHING - 4.30%
*Jacor Communications ...............                     174,700                  10,334,597
*Snyder Communications ..............                     376,400                  17,643,750
*World Color Press ..................                     300,400                  10,438,900
                                                                                 ------------
                                                                                   38,417,247
                                                                                 ------------
COMPUTERS & TECHNOLOGY - 21.59%
*12 Technologies ....................                     165,100                  10,829,528
*Acxiom .............................                     454,100                  11,664,695
*Ascend Communications ..............                     260,500                   9,874,578
*BISYS Group ........................                     365,300                  12,842,578
*BMC Software .......................                     244,000                  20,457,875
*Compuware ..........................                     488,000                  24,079,750
*DST Systems ........................                     103,900                   5,461,245
*Gateway 2000 .......................                      86,900                   4,078,869
*Gemstar International Group Limited                      428,500                  12,828,220
*IDT ................................                     244,200                   9,172,765
*J.D. Edwards .......................                     295,300                   9,652,619
*Linear Technology ..................                     181,800                  12,538,519
*Network Associates .................                     108,600                   7,201,538
*PLATINUM Technology ................                     723,700                  18,680,506
*Sandisk ............................                     298,200                   7,417,725
*Sterling Commerce ..................                     349,112                  16,190,069
                                                                                 ------------
                                                                                  192,971,079
                                                                                 ------------
CONSUMER PRODUCTS - 1.21%
*Henry Schein .......................                     259,900                  10,777,728
                                                                                 ------------
                                                                                   10,777,728
                                                                                 ------------



FINANCIAL STATEMENTS
DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELCAP FUND
STATEMENT OF NET ASSETS
MARCH 31, 1998 (UNAUDITED)
------------------------------------------------------------------------------------------------------
                                                                  NUMBER                     MARKET
                                                                OF SHARES                    VALUE
                                              --------------------------------------------------------
COMMON STOCK (Continued)
ELECTRONICS & ELECTRICAL - 2.49%
*Analog Devices ..............................                    260,500                $ 8,661,625
*MMC Networks ................................                    295,200                  6,070,050
*Xilinx ......................................                    200,700                  7,519,978
                                                                                         -----------
                                                                                          22,251,653
                                                                                         -----------
ENERGY - 1.82%
*Global Industries Ltd. ......................                    640,200                 12,984,056
*Santa Fe International ......................                     86,900                  3,296,770
                                                                                         -----------
                                                                                          16,280,826
                                                                                         -----------
ENVIRONMENTAL SERVICES - 2.00%
Halliburton ..................................                     86,900                  4,361,295
*USA Waste Services ..........................                    302,497                 13,480,025
                                                                                         -----------
                                                                                          17,841,320
                                                                                         -----------
FOOD, BEVERAGE & TOBACCO - 1.29%
Cracker Barrell Old Country Store ............                    117,300                  4,695,666
Food Lion ....................................                    326,300                  3,579,105
Food Lion Class A ............................                     78,200                    840,650
*Foodmaker ...................................                    126,450                  2,449,969
                                                                                         -----------
                                                                                          11,565,390
                                                                                         -----------
HEALTHCARE & PHARMACEUTICALS - 8.29%
*Health Management Associates Class A                           1,071,392                 30,668,596
*HEALTHSOUTH .................................                    492,600                 13,823,588
*Phycor ......................................                    610,200                 13,748,569
*Quorum Health Group .........................                    471,300                 15,862,191
                                                                                         -----------
                                                                                          74,102,944
                                                                                         -----------
HOTELS/DIVERSIFIED REITS - 0.56%
*Catellus Development ........................                    268,000                  4,974,750
                                                                                         -----------
                                                                                           4,974,750
                                                                                         -----------
LEISURE, LODGING, & ENTERTAINMENT - 8.00%
*Interstate Hotels ...........................                    124,300                  4,459,265
*Outback Steakhouse ..........................                    725,100                 28,392,197
*Papa John's International ...................                    447,100                 17,073,631
*Prime Hospitality ...........................                    492,300                  9,599,850
*Royal Caribbean Cruises .....................                    171,100                 11,987,695
                                                                                         -----------
                                                                                          71,512,638
                                                                                         -----------
REAL ESTATE - 0.44%
*Host Marriott ...............................                    209,800                  3,973,088
                                                                                         -----------
                                                                                           3,973,088
                                                                                         -----------
RETAIL - 10.21%
*Bed Bath & Beyond ...........................                    577,900                 26,709,816
*General Nutrition ...........................                    182,900                  7,258,845
*Kohl's ......................................                    170,600                 13,946,560
*St. John Knits ..............................                    144,100                  6,808,725
*Staples .....................................                  1,175,306                 27,178,940
*Viking Office Products ......................                    400,900                  9,295,870
                                                                                         -----------
                                                                                          91,198,756
                                                                                         -----------

-------------------
Top 10 holdings, representing 28.8% of net assets, are in boldface.

10 for growth of capital


DELCAP FUND
STATEMENT OF NET ASSETS (CONTINUED)
---------------------------------------------------------------------------------------------------------
                                                                     NUMBER                    MARKET
                                                                   OF SHARES                    VALUE
                                                 --------------------------------------------------------
COMMON STOCK (Continued)
TELECOMMUNICATIONS - 6.43%
*CIENA .........................................                     313,600                $ 13,357,400
*Clear Channel Communications ..................                     183,100                  17,943,800
*Heftel Broadcasting ...........................                      87,700                   3,930,056
*Pacific Gateway Exchange ......................                      87,400                   4,987,265
*RCN ...........................................                      49,000                   2,446,938
*Tellabs .......................................                     220,400                  14,801,237
                                                                                            ------------
                                                                                              57,466,696
                                                                                            ------------
TEXTILES, APPAREL, & FURNITURE - 0.92%
*Jones Apparel Group ...........................                     148,800                   8,193,300
                                                                                            ------------
                                                                                               8,193,300
                                                                                            ------------
TRANSPORTATION & SHIPPING - 2.68%
Gatx ...........................................                     101,500                   7,917,000
*Knight Transportation .........................                     269,500                   8,455,565
*Laidlaw .......................................                     479,400                   7,610,475
                                                                                            ------------
                                                                                              23,983,040
                                                                                            ------------
UTILITIES - 3.22%
*AES ...........................................                     548,480                  28,760,920
                                                                                            ------------
                                                                                              28,760,920
                                                                                            ------------
MISCELLANEOUS - 6.18%
*Cendant .......................................                   1,146,697                  45,437,874
*Cornell Corrections ...........................                     172,600                   4,228,700
*Personnel Group of America ....................                     244,400                   5,560,100
                                                                                            ------------
                                                                                              55,226,674
                                                                                            ------------
TOTAL COMMON STOCK (COST $573,160,879) .........                                             859,778,251
                                                                                            ------------
                                                                  Principal
                                                                    Amount
REPURCHASE AGREEMENTS - 2.31%
With J.P. Morgan Securities 5.85% 4/1/98
  (dated 3/31/98, collateralized by
  5,925,000 U.S. Treasury Notes 6.75% due
  5/31/99, market value $6,132,021) ............                $  6,005,000                $  6,005,000
With PaineWebber Securities 5.875% 4/1/98
  (dated 3/31/98, collateralized by
  2,988,000 U.S. Treasury Notes 6.25%
  due 6/30/98, market value $3,040,708
  and 3,395,000 U.S. Treasury Notes 6.625%
  due 6/30/01, market value $3,544,194)                            6,450,000                   6,450,000
With Prudential Securities 5.90% 4/1/98
  (dated 3/31/98, collateralized by
  8,668,000 U.S. Treasury Bills due
  1/7/99, market value $8,321,618) .............                   8,148,000                   8,148,000
                                                                                            ------------
TOTAL REPURCHASE AGREEMENTS
  (cost $20,603,000) ...........................                                              20,603,000
                                                                                            ------------


DELCAP FUND
STATEMENT OF NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------
                                                                                              MARKET
                                                                                              VALUE
-------------------------------------------------------------------------------------------------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.52%
  (COST $593,763,879) ....................................................                $ 880,381,251
RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 1.48% .............................................                   13,223,591
                                                                                          -------------
NET ASSETS APPLICABLE TO 33,756,513 SHARES
  ($.01 PAR VALUE) OUTSTANDING - 100% ....................................                $ 893,604,842
                                                                                          =============
NET ASSET VALUE - DELCAP FUND A CLASS
  ($749,586,556 / 28,379,369 SHARES) .....................................                       $26.41
                                                                                                 ======
NET ASSET VALUE - DELCAP FUND B CLASS
  ($22,926,352 / 896,810 SHARES) .........................................                       $25.56
                                                                                                 ======
NET ASSET VALUE - DELCAP FUND C CLASS
  ($3,770,779 / 145,672 SHARES) ..........................................                       $25.89
                                                                                                 ======
NET ASSET VALUE - DELCAP FUND
  INSTITUTIONAL CLASS
  ($117,321,155 / 4,334,662 SHARES) ......................................                       $27.07
                                                                                                 ======
----------------------
*Non-income producing security for period ended March 31, 1998.

COMPONENTS OF NET ASSETS AT MARCH 31, 1998:
Common Stock $.01 par value 1,000,000,000 shares
  authorized to the Fund .................................................                $ 560,689,152
Accumulated net investment loss ..........................................                   (4,120,814)
Accumulated net realized gain on investments .............................                   50,419,132
Net unrealized appreciation of investments ...............................                  286,617,372
                                                                                          -------------
Total Net Assets .........................................................                $ 893,604,842
                                                                                          =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  A CLASS DELCAP FUND
Net Asset Value A Class (A) ..............................................                       $26.41
Sales Charge (4.75% of offering price or 5.00% of the amount
  invested per share)(B) .................................................                         1.32
                                                                                          -------------
Offering Price ...........................................................                       $27.73
                                                                                          =============

  --------------
  (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares
  (B) See How to Purchase Shares in the current Prospectus for purchase of $100,000 or more

                            See accompanying notes
                                                      for growth of capital 11


DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELCAP FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest .........................................                $  1,214,511
Dividends ........................................                     682,339       $  1,896,850
                                                                  ------------
EXPENSES:
Management fees ..................................                   3,268,010
Distribution expense .............................                   1,218,775
Dividend disbursing and transfer agent fees
 and expenses ....................................                     922,414
Accounting and administration ....................                     213,113
Reports and statements to shareholders ...........                     158,100
Registration fees ................................                      58,823
Taxes (other than taxes on income) ...............                      46,333
Professional fees ................................                      19,820
Custodian fees ...................................                      16,038
Directors' fees ..................................                       8,983
Other ............................................                      87,255
                                                                  ------------
                                                                                        6,017,664
                                                                                     ------------
NET INVESTMENT LOSS ..............................                                     (4,120,814)
                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain from investment transactions ...                                     79,557,049
Net change in unrealized appreciation/depreciation
 on investments ..................................                                     (3,717,974)
                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:  ................................                                   $ 75,839,075
                                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS .................................                                   $ 71,718,261
                                                                                     ============

                            See accompanying notes


DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELCAP FUND
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED               YEAR ENDED
                                                                       3/31/98                     9/30/97
                                                                     (UNAUDITED)
                                                              -----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss ..............................                $    (4,120,814)           $    (8,012,958)
Net realized gain on investments .................                     79,557,049                153,187,709
Net change in unrealized appreciation/
 depreciation ....................................                     (3,717,974)               (50,356,803)
                                                                  ---------------            ---------------
Net increase in net assets
 resulting from operations........................                     71,718,261                 94,817,948
                                                                  ---------------            ---------------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net realized gain from security transactions:
 Delcap Fund A Class .............................                   (147,989,882)              (106,881,303)
 Delcap Fund B Class .............................                     (4,236,577)                (1,868,016)
 Delcap Fund C Class .............................                       (643,676)                  (238,607)
 Delcap Fund Institutional Class .................                    (23,312,883)               (20,595,496)
                                                                  ---------------            ---------------
                                                                     (176,183,018)              (129,583,422)
                                                                  ---------------            ---------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Delcap Fund A Class .............................                    758,633,347                759,827,594
 Delcap Fund B Class .............................                      3,303,133                 10,072,759
 Delcap Fund C Class .............................                        818,636                  2,677,952
 Delcap Fund Institutional Class .................                      8,383,016                 38,682,667
Net asset value of shares issued upon reinvestment
 of distributions from net realized gain
 on security transactions:
 Delcap Fund A Class .............................                    133,444,115                 95,973,989
 Delcap Fund B Class .............................                      4,037,431                  1,828,325
 Delcap Fund C Class .............................                        631,878                    228,718
 Delcap Fund Institutional Class .................                     23,312,883                 20,595,496
                                                                  ---------------            ---------------
                                                                      932,564,439                929,887,500
                                                                  ---------------            ---------------
Cost of shares repurchased:
 Delcap Fund A Class .............................                   (826,771,260)              (981,336,159)
 Delcap Fund B Class .............................                     (2,463,240)                (4,776,048)
 Delcap Fund C Class .............................                       (681,960)                (1,649,304)
 Delcap Fund Institutional Class .................                    (30,195,766)               (98,374,823)
                                                                  ---------------            ---------------
                                                                     (860,112,226)            (1,086,136,332)
                                                                  ---------------            ---------------
Increase (decrease) in net assets derived from
 capital share transactions ......................                     72,452,213               (156,248,834)
                                                                  ---------------            ---------------
NET DECREASE IN NET ASSETS .......................                    (32,012,545)              (191,014,308)

NET ASSETS:
Beginning of period ..............................                    925,617,386              1,116,631,694
                                                                  ---------------            ---------------
End of period ....................................                $   893,604,842            $   925,617,386
                                                                  ===============            ===============

                            See accompanying notes

12 for growth of capital


DELAWARE GROUP EQUITY FUNDS IV, INC. - DELCAP FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              DELCAP FUND A CLASS
                                             ----------------------------------------------------------------------------------
                                             SIX MONTHS       YEAR         YEAR             YEAR         YEAR           YEAR
                                               ENDED          ENDED        ENDED           ENDED        ENDED          ENDED
                                              3/31/98(1)     9/30/97      9/30/96          9/30/95      9/30/94        9/30/93
                                             (UNAUDITED)
Net asset value, beginning of period ........ $ 30.450      $ 30.740     $ 28.870        $ 25.570     $ 26.080      $   20.730

Income from investment operations:
    Net investment income (loss) ............   (0.126)(2)    (0.234)(2)   (0.208)(2)      (0.166)(2)   (0.218)         (0.125)
    Net realized and unrealized
          gain on investments ...............    1.956         3.534        5.618           5.296        0.528           5.475
                                              --------      --------     --------        --------     --------      ----------
    Total from investment operations ........    1.830         3.300        5.410           5.130        0.310           5.350
                                              --------      --------     --------        --------     --------      ----------
Less distributions:
    Distributions from net realized gain on
     investments transactions ...............   (5.870)       (3.590)      (3.540)         (1.830)      (0.820)           none
                                              --------      --------     --------        --------     --------      ----------
    Total distributions                         (5.870)       (3.590)      (3.540)         (1.830)      (0.820)           none
                                              --------      --------     --------        --------     --------      ----------

Net asset value, end of period .............. $ 26.410      $ 30.450     $ 30.740        $  28.87     $ 25.570      $   26.080
                                              ========      ========     ========        ========     ========      ==========

Total return(3) .............................     7.80%        12.44%       21.09%          22.04%        1.17%          25.81%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) . $749,587      $770,207     $923,248        $888,571     $890,787      $1,057,358
    Ratio of expenses to average net assets .     1.40%         1.36%        1.35%           1.37%        1.35%           1.30%
    Ratio of net investment loss to
            average net assets ..............    (0.97%)       (0.86%)      (0.74%)         (0.67%)      (0.68%)         (0.43%)
    Portfolio turnover ......................      102%          105%          72%             51%          34%             51%
    Average commission rate paid(4) .........   0.0600      $ 0.0599     $ 0.0600             N/A          N/A             N/A


-------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.
(4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                            See accompanying notes
                                                      for growth of capital 13

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                            DELCAP FUND B CLASS                       DELCAP FUND C CLASS
                                        ----------------------------------------------------   --------------------------------
                                        SIX MONTHS    YEAR        YEAR      YEAR      PERIOD   SIX MONTHS   YEAR       PERIOD
                                          ENDED       ENDED      ENDED     ENDED     9/06/94(2)  ENDED      ENDED     11/29/95(2)
                                         3/31/98(1)  9/30/97    9/30/96    9/30/95  TO 9/30/94  3/31/98(1) 9/30/97   TO 9/30/96
                                        (UNAUDITED)                                            (UNAUDITED)
Net asset value, beginning of period ... $29.750     $30.300    $28.680    $25.560    $25.180    $30.050   $30.570    $28.880

Income from investment operations:
    Net investment income (loss) .......  (0.212)(3)  (0.418)(3) (0.400)(3) (0.340)(3) (0.008)    (0.213)(3)(0.421)(3) (0.359)(3)
    Net realized and unrealized gain
            on investments .............   1.892       3.458      5.560      5.290      0.388      1.923     3.491      5.589
                                         -------     -------    -------    -------    -------    -------   -------    -------
    Total from investment operations ...   1.680       3.040      5.160      4.950      0.380      1.710     3.070      5.230
                                         -------     -------    -------    -------    -------    -------   -------    -------
Less distributions:
    Distributions from net realized gain
     on investments transactions .......  (5.870)     (3.590)    (3.540)    (1.830)      none     (5.870)   (3.590)    (3.540)
                                         -------     -------    -------    -------    -------    -------   -------    -------
    Total distributions ................  (5.870)     (3.590)    (3.540)    (1.830)      none     (5.870)   (3.590)    (3.540)
                                         -------     -------    -------    -------    -------    -------   -------    -------

Net asset value, end of period ......... $25.560     $29.750    $30.300    $28.680    $25.560    $25.890   $30.050    $30.570
                                         =======     =======    =======    =======    =======    =======   =======    =======

Total return(4) ........................    7.43%      11.64%     20.27%     21.34%      1.51%      7.47%    11.64%     20.38%

Ratios and supplemental data:
    Net assets, end of period
          (000 omitted) ................ $22,926     $20,706    $13,239    $ 2,710    $   287    $ 3,771   $ 3,385     $1,947
    Ratio of expenses to
    average net assets .................    2.10%       2.06%      2.05%      2.07%      2.05%      2.10%     2.06%      2.05%
    Ratio of net investment
    loss to average net assets .........   (1.67%)     (1.56%)    (1.44%)   (1.37%)     (1.38%)    (1.67%)  (1.56%)     (1.44%)
    Portfolio turnover .................     102%        105%        72%        51%        34%       102%      105%        72%
    Average commission rate paid5 ......  0.0600     $0.0599    $0.0600        N/A        N/A     0.0600   $0.0599    $0.0600

    ----------------
    (1) Ratios have been annualized and total return has not been annualized.
    (2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
    (3) The average shares outstanding method has been applied for per share information.
    (4) Does not include contigent deferred sales charge which varies from 1%-4% for Delcap Fund B Class and 1% for Delcap Fund C Class depending upon the holding period.
    (5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                            See accompanying notes

14 for growth of capital

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         DELCAP FUND INSTITUTIONAL CLASS
                                             -------------------------------------------------------------------------------------
                                             SIX MONTHS         YEAR           YEAR          YEAR           YEAR          PERIOD
                                               ENDED           ENDED          ENDED          ENDED          ENDED        11/9/92(2)
                                              3/31/98(1)       9/30/97       9/30/96        9/30/95        9/30/94       TO 9/30/93
                                             (UNAUDITED)
Net asset value, beginning of period ........  $31.010         $31.160        $29.130        $25.710        $26.140         $22.000

Income from investment operations:
    Net investment income (loss) ............   (0.089)(3)      (0.152)(3)     (0.123)(3)     (0.091)(3)     (0.080)         (0.027)
    Net realized and unrealized gain on
     investments ............................    2.019           3.592          5.693          5.341          0.470           4.167
                                               -------         -------        -------         ------        -------          ------
    Total from investment operations ........    1.930           3.440          5.570          5.250          0.390           4.140
                                               -------         -------        -------         ------        -------          ------
Less distributions:
    Distributions from net realized gain
     on investments transactions ............   (5.870)         (3.590)        (3.540)        (1.830)        (0.820)           none
                                               -------         -------        -------         ------        -------          ------
    Total distributions .....................   (5.870)         (3.590)        (3.540)        (1.830)        (0.820)           none
                                               -------         -------        -------         ------        -------          ------

Net asset value, end of period ..............  $27.070         $31.010        $31.160        $29.130        $25.710         $26.140
                                               =======         =======        =======        =======        =======         =======

Total return ................................    8.01%          12.75%         21.44%         22.45%          1.48%          21.31%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) . $117,321        $131,319       $178,197       $129,378       $110,126         $85,588
    Ratio of expenses to average net assets .    1.10%           1.06%          1.05%          1.07%          1.05%           1.02%
    Ratio of net investment loss to
     average net assets .....................  (0.67%)          (0.56%)        (0.44%)        (0.37%)        (0.38%)        (0.15%)
    Portfolio turnover ......................    102%             105%            72%            51%            34%            51%
    Average commission rate paid(4) .........  0.0600         $0.0599        $0.0600            N/A            N/A             N/A

    ----------------
    (1) Ratios have been annualized and total return has not been annualized.
    (2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
    (3) The average shares outstanding method has been applied for per share information.
    (4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                            See accompanying notes

DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELCAP FUND NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
   Delaware Group Equity Funds IV, Inc. - DelCap Fund, (The "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland
Corporation and offers four classes of shares. The DelCap Fund A Class carries a front-end sales charge of 4.75%. The DelCap Fund B Class carries a back-end sales charge. The DelCap Fund C Class carries a level load deferred sales charge and DelCap Fund Institutional Class has no sales charge. The Fund's objective is to seek long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

SECURITY VALUATION - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

FEDERAL INCOME TAXES - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

                                                      for growth of capital 15

CLASS ACCOUNTING - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

REPURCHASE AGREEMENTS - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

OTHER - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% of the net assets of the Fund less the fees paid to the unaffiliated directors. For the six months ended March 31, 1998, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $144,043.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. For the six months ended March 31, 1998, the Fund expensed $922,414 for dividend disbursing and transfer agent services and $171,906 for accounting services. At March 31, 1998, the Fund had a liability for such fees and other expenses payable to DSC for $20,819.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the six months ended March 31, 1998, DDLP earned $60,519 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. INVESTMENTS
During the six months ended March 31, 1998, the Fund made purchases of $427,758,304 and sales of $540,330,769 of investment securities other than U.S. government securities and temporary cash investments.

At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $594,150,904.

At March 31, 1998, unrealized appreciation for federal income tax purposes aggregated $286,230,347 of which $294,253,601 related to unrealized appreciation of securities and $8,023,254 related to unrealized depreciation of securities.

4. CAPITAL STOCK
Transactions in capital stock were as follows:

                                                SIX MONTHS            YEAR
                                                  ENDED               ENDED
                                                  3/31/98            9/30/97
Shares sold:
    DelCap Fund A Class ...................     29,400,164         27,964,673
    DelCap Fund B Class ...................        127,806            372,656
    DelCap Fund C Class ...................         31,833            100,557
    DelCap Fund Institutional Class .......        313,557          1,403,623

Shares issued upon reinvestment of
 distributions from net realized gains from
 security transactions:
    DelCap Fund A Class ...................      5,520,210          3,610,768
    DelCap Fund B Class ...................        172,245             69,997
    DelCap Fund C Class ...................         26,628              8,670
    DelCap Fund Institutional Class .......        942,315            762,796
                                               -----------        -----------
                                                36,534,758         34,293,760
                                               -----------        -----------
Shares repurchased:
    DelCap Fund A Class ...................    (31,835,738)       (36,317,715)
    DelCap Fund B Class ...................        (99,256)          (183,534)
    DelCap Fund C Class ...................        (25,432)           (60,285)
    DelCap Fund Institutional Class .......     (1,155,373)        (3,651,898)
                                               -----------        -----------
                                               (33,115,799)       (40,213,432)
                                               -----------        -----------

Net Increase (Decrease) ...................      3,418,959         (5,919,672)
                                               ===========        ===========
5. LINES OF CREDIT
The Fund has a committed line of credit for $41.4 million. No amount was outstanding at March 31, 1998, or at any time during the period.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF DELCAP FUND SHAREHOLDERS, BUT IT MAY BE USED WITH prospective investors when preceded or accompanied by a current Prospectus for Delcap fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past performance which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

                              [Photo of Globes]

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES ONLY
1.800.659.2265

DELAWARE
INVESTMENTS
------------------------
Philadelphia * London

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

Printed in the USA
on recycled paper

SA-016 [3/98] PP5/98
(683)